Exhibit 99.1

 First Quarter 2026 Earnings Presentation  June 3, 2026

 Cautionary Forward-Looking Statements  This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking. These forward‑looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements. The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward‑looking statements included in this press release: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest‑earning assets and the cost of our interest‑bearing liabilities; (3) the rate and amount of loan losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase allowances for loan losses or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve Board; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in general economic conditions; (10) the effect of geopolitical uncertainties; (11) the impact of health crises on our future financial condition and operations; (12) the impact of any volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; (13) the loss of our CDFI certification could potentially limit our grant income awards; and (14) other risks and uncertainties. All such factors are difficult to predict and are beyond our control. Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.      Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

 Corporate Overview & Geographic Footprint  In 2021, Broadway Financial Corporation (BYFC) located in Los Angeles, CA completed a merger with CFBanc Corporation located in Washington, D.C., with BYFC continuing as the surviving entity  BYFC proudly serves communities on both coasts, with branches in Washington, D.C. and Los Angeles, California  A mission driven commercial bank with a focus on the benefit and economic empowerment of our customers and communities. BYFC exists to empower organizations and individuals with more limited access to traditional commercial finance and banking services  BYFC operates as a certified B Corp and Public Benefit Corporation. City First Bank, N.A. operates as a certified Community Development Financial Institution (CDFI)  As of March 31, 2026, BYFC has 97 full-time equivalent employees  Ticker  NASDAQ: BYFC  Established  1946 (Broadway Federal Bank)  1995 (Broadway Financial Corporation)  Headquarters  Washington, D.C. (Bank HQ)  Los Angeles, CA (Holding Co. HQ)  Branches  1 full-service branch – Washington, D.C.  2 full-service branches – Los Angeles, CA  Total Assets  $1.4 billion (as of 3/31/26)  Total Gross Loans  $1.1 billion (as of 3/31/26)  Total Deposits  $1.1 billion (as of 3/31/26)  Earnings Per Share (Basic)  $0.05 (for three months ended 3/31/26)  Community Bank Leverage Ratio (CBLR)  14.06% (as of 3/31/26)  Los Angeles, CA  Washington, D.C.  | Branch and Corporate Office Locations  Full-Service Branch  Corporate Office Only

 Value Proposition  Mission  Vision  Values Based Banking  Our Customer Promise (Our Value Proposition)  To support and strengthen underserved communities through the provision of high-quality banking and other financial services.   City First is:   A Different Kind of Bank. One that leads with purpose, operates with discipline, and delivers with heart.  We put our customers and   Communities FIRST  We think BIG  We model EXCELLENCE  We are ONE City First Team  A purposeful relationship, consistent quality service, and responsive products to grow and strengthen our customers’ businesses, grounded in a shared commitment to community growth, resilience, and opportunity.   How we win:  Shared commitment/purpose to broadened economic opportunity  Client focused solutions   Relationship-driven  Our Strategic Positioning (Our Business Strategy)  High impact, relationship-built, commercial finance solutions for small business owners, their employees, and the communities they serve and impact through:   Commercial banking credit solutions   Commercial, business banking, and institutional deposits & treasury solutions  Consumer deposit products and services

 We offer products and services designed to meet our customers’ financing needs and overcome systemic barriers to access banking.  We put our customers and communities FIRST  We think BIG  We push ourselves to create solutions that deliver finance as a tool for economic justice as scale.  We model EXCELLENCE  We provide “best in class” experiences for our customers to help them reach their goals.  We are ONE City First Team  We understand the collective value of all parts of City First in meeting our mission to drive better outcomes for the bank, our employees, customers, and key stakeholders.  We're building an enduring and connected commercial banking experience for our clients - focused on relationship, impact, and the long-term growth, success, and resilience of their businesses, employees, and the communities they serve.    Our Shared Values

 Banking on Impact 2021 - 2025  We are singularly focused on the economic empowerment of our customers and communities. We aim for at least 70% of our lending to align with our mission and at least 60% to serve low-income communities. During the period covered by this report (2021-2025), we surpassed these goals.

 Strategic Repositioning | Business Line Pivot  Identified structural challenges in 2024: Legacy wholesale multifamily lending became unprofitable due to rising interest rate environment, liquidity constraints, and competitive pressures; drove elevated Commercial Real Estate (CRE) concentration without funding alignment  Executed mid-year repositioning: Deliberately scaled back high-volume, credit-strong business line that historically powered asset growth to safeguard long-term risk posture  2025 near-term impact: Moderated loan growth and earnings as anticipated  Strategic benefits realized: Reduced CRE exposure, balanced relationship-driven portfolio, improved liquidity/concentration, and stronger regulatory standing  2026 positioning: Establishes resilience for sustainable growth, enhanced profitability, and superior franchise value

 Long-term Strategic Intent (2026-2030 Strategic Plan)  Our strategic intent is to be recognized as the national market leader in high-impact, mission-driven business banking solutions with focus on Commercial and Industrial (C&I), CRE, and Small Business Lending. We leverage our relationship managers, partners & digital solutions to expand access to credit & build community economic vitality.  We achieve this intent through market leading:  Access to credit in segment specific CRE, C&I, and Business Banking  Response to emerging mission centric lending opportunities  Integrated specialty deposit and treasury management solutions  Targeted partnering programs driving local economic growth  Our vision of serving the best interests of our people, communities, clients, and owners is the driving force to our sustainability. We aim to consistently outperform community focused financial institutions in Return on Average Assets (ROAA), Return on Average Equity (ROAE), Asset Quality, Net Interest Margin, and Operating Efficiency.  We have 4 strategic areas of focus:  Attract, develop, and retain high performing in market mission aligned relationship managers  Build out differentiated deposit solutions and delivery channels  Streamline and digitize business processes to support scale, efficiencies, and customer experience  Have shared values and principles at the root of every aspect of our growth and expansion

Executive Management Team



Brian Argrett
President & CEO

- 35+ Years of Experience
- CEO of City First Bank prior to the merger with Broadway
- Former Founder and Managing Partner of Fulcrum Capital Group



Zack Ibrahim
Chief Financial Officer

- 20+ Years of Experience
- Former Head of Corporate Finance at Texas Capital Bank
- Previously held key financial leadership roles at Truist, M&T Bank, Regions, Northern Trust, & TIAA



John Allen
Chief Banking Officer

- 30+ Years of Experience
- Former Regional Bank President for Wells Fargo
- Previously held roles at Santander Bank, Capital One, and Fifth Third Bank



Justin Jennings
Chief Deposit Officer

- 20+ Years of Experience
- Former Operations Officer at Columbia Bank
- Previously held treasury and operations roles at JP Morgan Chase & Co



Brian Wagner
Chief Human Resource Officer

- 20+ Years of Experience
- Previously held roles with EagleBank Corp, Truist, and PNC
- Experience with acquiring top talent across the nation with multiple institutions



LaShanya Washington
Chief Credit Officer

- 25+ Years of Experience
- Previously held roles with United Bank and Capital One
- Experience with complex transactions such as NMTC, PACE, and Charter Schools

9

BROADWAY FINANCIAL CORPORATION

 Stock Price & Valuations   | Stock Valuation ($)  | Stock Price ($)  Price/BV Per Share  50%  49%  60%  60%  60%  Price/TBV Per Share  62%  62%  61%  61%  61%

 First Quarter 2026 GAAP Financial Highlights  | Net Income ($MM)  | Total Gross Loans ($MM)  | Total Deposits ($MM)  | Community Bank Leverage   _Ratio (%)  | Net Interest Margin (%)  | ROAA (%)

Key Financial Highlights

Key Financial Highlights	Actuals Q1 '26	Actuals Q4 '25	Actuals Q1 '25	▲ vs Pr Qtr	▲ vs Pr Yr
Balance Sheet ($MM)					
Gross Loan Balances	$1,069	$1,026	$1,002	4%	7%
Deposit Balances	$1,073	$918	$777	17%	38%
Investment Balance	$284	$257	$186	11%	53%
Total Assets	$1,426	$1,346	$1,259	6%	13%
Income Statement ($MM)					
Net Income[1]	$1.1	$1.0	($2.7)	11%	N/A
Net Interest Income[1]	$9.1	$8.7	$8.0	4%	13%
Total Revenue	$9.6	$9.4	$8.3	2%	16%
Non-Interest Expense	$8.0	$7.9	$10.2	1%	(21%)
Adj Non-Interest Expense[2]	$8.0	$8.2	$8.3	(2%)	(3%)
Pre-Tax Pre-Provision Income	$1.6	$1.5	($1.9)	11%	N/A
Key Performance Metrics					
Net Interest Margin %	2.75%	2.62%	2.63%	0.13%	0.12%
Loan Yields	5.19%	5.17%	5.30%	0.02%	(0.11%)
Cost of Interest-Bearing Funds %	2.91%	3.06%	3.06%	(0.15%)	(0.15%)
Loan to Deposit Ratio %	99.6%	111.8%	129.0%	(12.2%)	(29.4%)
Return on Average Assets	0.12%	0.08%	(1.08%)	0.04%	1.20%
Efficiency Ratio	83%	84%	122%	(1%)	(39%)
Adj Efficiency Ratio[2]	83%	87%	99%	(4%)	(16%)
ACL % of Gross LHI	0.89%	0.92%	1.02%	(0.03%)	(0.13%)

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[1] Q1 2026 includes a one-time ($0.5MM) correction of an error in the calculation of interest on loans. This resulted in a tax adjusted impact to net income of ($0.4MM)
[2] Non-Interest Expense is adjusted for a $1.9MM wire fraud expense in Q1 2025. Recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 were also excluded in the adjusted metrics. Non-Interest Expense is adjusted to excluded goodwill impairment of $25.9MM in Q3 2025. Non-GAAP financial metrics are reconciled on page 22 in the appendix

BROADWAY FINANCIAL CORPORATION

 Deposits & Borrowings Portfolios  | Total Deposits ($MM) & Loan to Deposit  | Deposit Composition %   | FHLB & Repos ($MM)      2025  Q1  2025  Q2  2025  Q3  2025  Q4  2026  Q1  FHLB  78.0  60.0  107.5  72.0  0.0  Repos  80.8  63.8  76.1  80.8  81.2  Total  158.8  123.8  183.6  152.8  81.2  | Highlights  YoY total deposits have increased $296MM or 38% from $777MM in Q1 2025 to $1,073MM in Q1 2026  Loan to Deposit Ratio improved from 129.0% to 99.6% YoY  As of Q1 2026, FHLB borrowings have been reduced to zero. The Bank is utilizing deposit growth to reduce reliance on wholesale fundings and brokered CDs  Deposit composition indicates a diverse portfolio with 9% of balances in non-interest-bearing accounts. The long-term strategic goal is to double that percentage to further reduce overall cost of funds

 Loan Portfolio   | Loan Composition %  | Total Gross Loans ($MM)  | Loan Yields2%   | Highlights  YoY total loans have increased by $67MM or 7% from $1,002MM in Q1 2025 to $1,069MM in Q1 2026  Loan growth was mainly derived from C&I and owner-occupied transactions  Loan yields have decreased from 5.30% in Q1 2025 to 5.19% in Q1 2026  Loan portfolio composition is heavily weighted towards multi-family due to the legacy lending strategy. We expect that mix to shift as we execute our long-term strategic goals   4.2% growth  1  1 GGL = Government Guaranteed Loan (USDA & SBA)  2 Q1 2026 includes a one-time ($0.5MM) correction of an error in the calculation of interest on loans

Investment Securities

| Investment Portfolio Composition

Type	% of Portfolio	Book Yield	Book Value ($M)[1]	Market Value ($M)	Unrealized Gain/Loss ($M)
MBS (Fixed)	50%	3.76%	146,254	139,109	(7,145)
CMO (Float)	21%	4.76%	58,991	58,900	(91)
CMO (Fixed)	9%	4.28%	27,577	26,952	(625)
Agency (Fixed)	6%	1.42%	18,861	18,085	(776)
Corporate Bonds	7%	6.18%	19,500	19,422	(78)
SBA (Fixed)	2%	1.70%	8,049	6,962	(1,088)
Agency (Float)	2%	4.63%	5,555	5,566	12
CMBS (Float)	1%	4.27%	3,101	3,096	(5)
Muni - Taxable	1%	1.44%	3,186	3,053	(133)
Muni - TE	1%	1.65%	1,571	1,456	(115)
SBA (Float)	0%	5.10%	785	787	3
MBS (Float)	0%	4.76%	714	713	(1)
Total	**100%**	**3.95%**	**294,145**	**284,103**	**(10,043)**

| Investment Portfolio Yield (Market Yield)



2.49%
2.58%
3.25%
3.77%
3.99%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

| Highlights

- As of March 2026, the investment securities portfolio book value was $294MM. The portfolio is primarily concentrated in fixed MBS, floating and fixed CMOs, agency, and corporate bond products. The bank opportunistically made significant purchases in 2025
- On a YoY basis, overall portfolio yield improved from 2.49% to 3.99% due to purchases of higher yielding securities
- The Bank has supplemented the portfolio with ~$20MM of high-quality bank sub-debt purchases with an average book yield of 6.18% as of Q1 2026

15

[1] Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale

BROADWAY FINANCIAL CORPORATION

 Asset Quality   | NPAs ($MM) and NPAs/Assets (%)  | Provision for Credit Losses ($MM) and   _Provision / Gross Loans (Annualized %)  | ACL / Adj. Gross Loans (%)1  | Highlights  Non-Performing Assets (NPA) were $11.5MM as of Q1 2026. Despite elevated balances, NPAs as a % of total assets remained strong at 0.80% during the quarter, and is down from 1.01% in Q3 2025  Provision expense of $1.9MM in Q1 2025 was largely attributed to required reserves on individually evaluated loans  ACL as a % of adj. gross loans remained stable during the last 5 quarters  1 Gross loans were adjusted for purchased government guaranteed loans (GGLs) attracting no loan loss reserves. Non-GAAP financial metrics are reconciled on page 22 in the appendix

 Net Interest Income   | Net Interest Income ($MM) and Net Interest Margin (%)  | Interest Expense Breakout ($MM)  | Interest Income Breakout ($MM)  | Interest Expense ($MM) and Cost of Funds (%)1  1 Cost of Funds reflects cost of interest-bearing liabilities

 Non-Interest Expense   | Adjusted Non-Interest Expense ($MM)1  | NIE Breakout by Category (GAAP)  | Adjusted Efficiency Ratio (%)1                       ($M)  3/31/2025  6/30/2025  9/30/2025  12/31/2025  3/31/2026  QoQ Change  YoY Change  Compensation & Benefits  5,284  4,412  4,340  4,802  4,886  2%  (8%)  Occupancy & Equipment  540  485  505  507  508  0%  (6%)  Marketing and Promotion Expense  46  61  76  0  124  N/A  170%  Professional Fees  700  788  624  896  586  (35%)  (16%)  Communications Expense  706  774  768  763  940  23%  33%  Amortization of Intangibles  79  79  78  79  76  (4%)  (4%)  Impairment of Goodwill  0  0  25,858  0  0  0%  0%  Operational Loss (Recovery)  1,943  0  (1,603)  (240)  0  N/A  (100%)  Other Expense  899  923  872  1,139  895  (21%)  0%  Total Noninterest Expense  10,197  7,522  31,518  7,946  8,015  1%  (21%)  1 Non-Interest Expense is adjusted for a $1.9MM wire fraud expense in Q1 2025. Recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 were also excluded in the adjusted metrics. Non-Interest Expense is adjusted to excluded goodwill impairment of $25.9MM in Q3 2025. Non-GAAP financial metrics are reconciled on page 22 in the appendix

 Capital & Liquidity   | Community Bank Leverage Ratio (%)  | Tier 1 Capital ($MM)  | Liquidity Sources ($MM)  | Highlights  Community Bank Leverage Ratio (CBLR) remains strong at 14.06% as of Q1 2026, and the Bank is well capitalized compared to the 9.00% regulatory minimum  We believe the Bank has access to sufficient liquidity from cash, unpledged securities, and available FHLB advance capacity   Tier 1 capital reflects steady growth over the last 5 quarters  Source  As of 3/31/26  Cash and Cash Equivalents  26.6  Market Value of Unpledged Securities  188.3  Available FHLB Advance Capacity  343.1   Available Fed Fund Lines of Credit  10.0   Total Estimated Sources of Liquidity  568.1

 Appendix

Quarterly Financial Highlights

END OF PERIOD DATE	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
BALANCE SHEET ($M)					
Total Net Loans	991,587	977,064	1,013,144	1,016,540	1,059,262
Total Securities	185,938	177,977	244,005	256,835	284,103
Total Assets	1,258,776	1,247,517	1,335,565	1,345,569	1,426,065
Total Deposits	776,543	798,922	849,205	917,603	1,073,056
INCOME STATEMENT ($M)					
Interest Income	14,801	14,397	15,791	16,293	16,209
Interest Expense	6,756	6,642	7,174	7,563	7,156
Total Noninterest Income	288	355	422	687	589
Non-interest Expenses	10,197	7,522	31,518	7,946	8,015
Adjusted Non-interest Expenses [1]	8,254	7,522	7,263	8,186	8,015
Provision for Credit Losses	1,914	(454)	679	47	200
Pre-Tax Pre-Provision Income	(1,864)	588	(22,479)	1,471	1,627
Net Income	(2,692)	746	(23,894)	1,032	1,145
KEY FINANCIAL METRICS (%)					
ROAA (annualized)	(1.08)	0.00	(7.48)	0.08	0.12
ROAE (annualized)	(4.87)	0.00	(34.12)	0.41	0.63
Net Interest Margin	2.63	2.58	2.72	2.62	2.75
Efficiency Ratio	122.37	92.75	348.69	84.39	83.13
Adjusted Efficiency Ratio [1]	99.05	92.75	80.35	86.93	83.13
Loans / Deposits	129.01	123.53	120.52	111.81	99.60
Securities/ Assets	14.77	14.27	18.27	19.09	19.92
NPAs / Assets	0.40	0.44	1.01	0.83	0.80
ACL / Gross Loans	1.02	1.00	1.01	0.92	0.89

21

[1] Non-Interest Expense is adjusted for a $1.9MM wire fraud expense in Q1 2025. Recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 were also excluded in the adjusted metrics. Non-Interest Expense is adjusted to excluded goodwill impairment of $25.9MM in Q3 2025. Non-GAAP financial metrics are reconciled on page 22 in the appendix

BROADWAY
FINANCIAL CORPORATION

Reconciliation of Non-GAAP Information  Adj. Non-Interest Expense ($M) and Adj. Efficiency Ratio (%)  2026Q1  2025Q4  2025Q3  2025Q2  2025Q1  Non-Interest Expense  8,015   7,946   31,518   7,522   10,197   Operational Recovery (Loss)  -  240  1,603   -  (1,943)  Goodwill Impairment  -  -  (25,858)  -  -  Adj. Non-Interest Expense  8,015   8,186   7,263   7,522   8,254         Net Interest Income  9,053   8,730   8,617   7,755   8,045   Non-Interest Income  589   687   422   355   288   Total Revenue  9,642   9,417   9,039   8,110   8,333         Efficiency Ratio  83.1%  84.4%  348.7%  92.7%  122.4%  Adj. Efficiency Ratio  83.1%  86.9%  80.4%  92.7%  99.1%  ACL ($M) / Adj. Gross Loans ($M)  2026Q1  2025Q4  2025Q3  2025Q2  2025Q1  Gross Loans  1,068,771   1,025,964   1,023,483   986,944   1,001,847   Less: Government Guaranteed Loans  113,931   75,321   58,170   11,627   0   Adj. Gross Loans  954,840   950,643   965,313   975,317   1,001,847   ACL  9,509   9,424   10,339   9,880   10,260   ACL / Adj. Gross Loans  1.00%  0.99%  1.07%  1.01%  1.02%